UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities exchange act of 1934

Date of Report (Date of earliest event reported): June 12, 2008

RESTORATION HARDWARE, INC.

(Exact name of registrant as specified in its Charter)

Delaware

(State or other jurisdiction of incorporation)

000-24261	68-0140361
(Commission File Number)	(I.R.S. Employee Identification No.)

15 Koch Road, Suite J, Corte Madera, CA 94925

(Address of principal executive offices)

(415) 924-1005

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 12, 2008, Restoration Hardware, Inc. (the “Company”) announced that, at a special meeting of stockholders on such date, the Company’s stockholders adopted the amended merger agreement between Restoration Hardware and certain affiliates of Catterton Partners. Restoration Hardware also announced that it reached a preliminary agreement for the settlement of a stockholder complaint filed in the Superior Court of the State of California as a purported class action on behalf of the public stockholders of Restoration Hardware. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Restoration Hardware, Inc., dated June 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESTORATION HARDWARE, INC.

Date: June 12, 2008	By:	/s/ Chris Newman
	Name:	Chris Newman
	Title:	Chief Financial Officer

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